SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
☐ Preliminary Proxy Statement ☒ Definitive Proxy Statement	☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12

M & F Bancorp Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

M&F BANCORP, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 13, 2003

TO OUR STOCKHOLDERS:

You are invited to attend the 2003 annual meeting of stockholders of M&F Bancorp, Inc. to be held at the M&F Corporate Center Auditorium, 2634 Chapel Hill Boulevard, Durham, North Carolina on Tuesday, May 13, 2003 at 10:00 a.m. Eastern Time. At the annual meeting, you will be asked to:

1.	Elect seven people to serve on the Board of Directors of M&F Bancorp, Inc. until the annual meeting of stockholders in 2004 or until their successors are elected and qualified.

2.	Ratify the appointment of Deloitte & Touche, L.L.P. as the independent auditor for M&F Bancorp, Inc. for the fiscal year ending December 31, 2003.

3.	Consider any other business that may properly be brought before the annual meeting or any adjournment of the annual meeting. M&F Bancorp, Inc.’s Board of Directors does not know of any other business to be considered at the annual meeting.

Stockholders of record at the close of business on March 17, 2003 are entitled to vote at the annual meeting or any adjournment of the annual meeting. If a quorum is not present at the time of the annual meeting, the meeting may be adjourned so that M&F Bancorp, Inc. can solicit more proxies.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ FOHLIETTE W. BECOTE
Fohliette W. Becote Corporate Secretary/Treasurer

Durham, North Carolina

April 10, 2003

We urge you to complete, sign and return the enclosed proxy as soon as possible, whether or not you plan to attend the annual meeting in person. If you do attend the annual meeting, you then may withdraw your proxy and vote in person. You may withdraw your proxy at any time prior to voting.

M&F BANCORP, INC.

2634 Chapel Hill Blvd.

Durham, North Carolina 27707

(919) 683-1521

PROXY STATEMENT

M&F Bancorp, Inc. is sending this proxy statement to you for the solicitation of proxies by the Board of Directors of M&F Bancorp, Inc. to be voted at the annual stockholders’ meeting. This proxy statement and the enclosed proxy are being mailed to stockholders on or about April 10, 2003.

INFORMATION ABOUT THE ANNUAL MEETING

When and Where is the Annual Meeting?

The annual meeting will be held at 10:00 a.m. Eastern Time on Tuesday, May 13, 2003 at the M&F Corporate Center Auditorium, 2634 Chapel Hill Boulevard, Durham, North Carolina.

What Matters Will be Voted on at the Annual Meeting?

At the annual meeting, you will be asked to:

•	Elect seven people to serve on the Board of Directors of M&F Bancorp, Inc. until the annual meeting of stockholders in 2004 or until their successors are elected and qualified.

•	Ratify the appointment of Deloitte & Touche, L.L.P. as the independent auditor for M&F Bancorp, Inc. for the fiscal year ending December 31, 2003.

•	Consider any other business that may properly come before the annual meeting or any adjournment of the annual meeting.

Who is Entitled to Vote?

Only stockholders of record at the close of business on the record date, March 17, 2003, are entitled to receive notice of the annual meeting and to vote at the annual meeting. On March 17, 2003, there were 842,823 shares of M&F Bancorp, Inc. common stock outstanding and there were approximately 1,220 stockholders of record. Each share of M&F Bancorp, Inc. common stock is entitled to one vote on each matter considered at the meeting.

What Constitutes a Quorum?

The presence at the annual meeting, in person or by proxy, of a majority of the outstanding shares eligible to vote at the annual meeting is required for a quorum to exist at the annual meeting.

What Vote is Required to Approve Each Proposal?

Election of Directors. The seven nominees for election as directors who receive the greatest number of votes will be elected directors. Votes may be cast in favor of some or all of the nominees or withheld as to some or all of the nominees. Stockholders can cumulate their votes in the election of directors.

Ratification of Accountants. The Audit Committee of Board of Directors has appointed Deloitte & Touche, L.L.P. to act as the independent auditor for M&F Bancorp, Inc. for the fiscal year ending December 31, 2003. Ratification of this proposal will require the favorable vote of at least a majority of all shares of M&F Bancorp, Inc. common stock which are voted on the measure.

Other Matters. Any other matters presented for consideration at the annual meeting or any adjournment of the annual meeting will require the vote of at least a majority of all shares of M&F Bancorp, Inc. common stock present and voting on the matter. Management currently knows of no other matters to be presented at the annual meeting.

Abstention and Broker Non-Votes. Abstentions and broker “non-votes” are not counted as votes cast and, therefore, will have no effect on the vote for any proposal. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee has not received instructions from the beneficial owner and, therefore, does not have discretionary voting power for that particular item.

How Do I Vote?

If you complete and sign the enclosed proxy and return it to M&F Bancorp, Inc., it will be voted as you direct. If you return your proxy but do not give directions for one or more of the proposals, any directions you give will be followed and the proxy will be voted FOR each of the proposals on which no directions are given. If any other matters are properly presented at the annual meeting for consideration, the people named in the proxy will have discretion to vote on those matters according to their best judgment. “Street name” stockholders who wish to vote in person at the annual meeting will need to obtain a proxy form from the institution that holds their shares.

Can I Change My Vote After I Return My Proxy Card?

Yes. Even after you have submitted your proxy, your proxy can be withdrawn at any time before it is voted by:

•	delivering written notice to Fohliette W. Becote, Corporate Secretary, M&F Bancorp, Inc., 2634 Chapel Hill Boulevard, Durham, North Carolina 27707, before the vote at the annual meeting, or

•	completing and returning a later dated proxy, or

•	attending the annual meeting and voting in person.

Who Pays the Cost of Soliciting Proxies?

M&F Bancorp, Inc. will bear the cost of soliciting proxies for the annual meeting. In addition to soliciting proxies by mail, M&F Bancorp, Inc.’s and Mechanics & Farmers Bank’s directors, officers and employees may solicit proxies personally or by telephone or fax. No director, officer or employee of M&F Bancorp, Inc. or Mechanics & Farmers Bank who solicits proxies will receive any compensation for their solicitation efforts other than their regular compensation for the positions they hold. M&F Bancorp, Inc. does not intend to pay any compensation to any other people for the solicitation of proxies. However, it will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses related to mailing proxy materials to beneficial owners.

STOCK OWNERSHIP

Who are the Owners of the Greatest Percentage of M&F Bancorp, Inc. Common Stock?

The following table shows all persons or “groups,” as defined in the Securities Exchange Act of 1934, as amended, who are known to M&F Bancorp, Inc. to own beneficially more than 5% of the M&F Bancorp, Inc. common stock:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership[1]	Percent of Outstanding Common Stock on March 17, 2003[2]

Mrs. Vivian M. Sansom 1521 Cross Link Road Raleigh, NC 27610	90,399	10.07%

Mrs. Selena W. Wheeler 302 Formosa Avenue Durham, NC 27707	84,702	9.44%

North Carolina Mutual 411 W. Chapel Hill Street Durham, NC 27701	78,000	8.70%

1 Unless otherwise noted, all shares are owned directly of record by the named individuals, their spouses and minor children, or by other entities controlled by the named individuals.

2 Based upon a total of 842,823 shares of M&F Bancorp, Inc.’s common stock outstanding as of March 17, 2003 and 54,240 stock options that have vested or are exercisable within 60 days under the Mechanics & Farmers Bank Incentive Stock Option Plan.

How Much Stock Do M&F Bancorp, Inc.’s and Mechanics & Farmers Bank’s Directors and Executive Officers Own?

The following table shows the beneficial ownership of M&F Bancorp, Inc. common stock as of March 17, 2003 by:

•	Each director;

•	Those people who were executive officers in 2002 and received salaries and bonuses in excess of $100,000 during 2002; and

•	All directors and named executive officers as a group.

For purposes of this table, and according to Rule 13d-3 under the Securities Exchange Act of 1934, a person is the beneficial owner of any shares if he or she has voting and/or investment power over those shares. The table includes shares owned by spouses, other immediate family members and in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership where the people named in the table possess voting and/or investment power over the shares.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership[1]	Percent of Outstanding Common Stock[2]

Fohliette W. Becote Secretary/Treasurer of M&F Bancorp, Inc. and Senior Vice President, Chief Financial Officer and Corporate Secretary of Mechanics & Farmers Bank 2634 Chapell Hill Boulevard Durham, North Carolina 27707	7,950[3]	*

Willie T. Closs, Jr., Director of M&F Bancorp, Inc. 411 West Chapel Hill Street Durham, NC 27701	200	*

Genevia Gee Fulbright, Director of M&F Bancorp, Inc. and Mechanics & Farmers Bank P.O. Box 13156 Research Triangle Park, NC 27709-3156	527	*

Lee Johnson, Jr., President, Chief Executive Officer and Director of M&F Bancorp, Inc. and Mechanics & Farmers Bank 2634 Chapel Hill Boulevard Durham, NC 27707	19,344[4]	2.25%

Benjamin S. Ruffin, Director of M&F Bancorp, Inc. and Mechanics & Farmers Bank 8 West 3rd Street Winston-Salem, NC 27101	4,645	*

Cedrick L. Russell Director of Mechanics & Farmers Bank 822 Carl Russell Avenue Winston-Salem, NC 27101	352	*

Joseph M. Sansom, Director of M&F Bancorp, Inc. and Mechanics & Farmers Bank Albemarle Building, Room 100 325 North Salisbury Street Raleigh, NC 27603-1385	924	*

J.C. Scarborough III Director of Mechanics & Farmers Bank P.O. Box 1075 Durham, NC 27702	6,900	*

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership[1]	Percent of Outstanding Common Stock[2]

E. Elaine Small, Vice President of M&F Bancorp, Inc. 2634 Chapel Hill Boulevard Durham, NC 27707	16,150[5]	1.88%

Maceo K. Sloan, Director of M&F Bancorp, Inc. and Mechanics & Farmers Bank 103 West Main Street, 4th Floor Durham, NC 27703-3638	4,892	*

Aaron L. Spaulding, Director of M&F Bancorp, Inc. and Mechanics & Farmers Bank 5400 Glenwood Avenue, Suite 200 Raleigh, NC 27612-3747	29,511[6]	3.50%

James A. Stewart Director of Mechanics & Farmers Bank 3511 Shannon Road, Suite 100 Durham, NC 27707	11,073	1.31%

Connie Jo White Director of Mechanics & Farmers Bank P. O. Box 555 Durham, NC 27702	537[7]	*

Directors and Named Executive Officers as a group (13 people)	103,005[8]	11.52%

* Represents less than 1% of M&F Bancorp Inc.’s outstanding common stock.

1 Unless otherwise noted, all shares are owned directly of record by the named individuals, their spouses and minor children, or by other entities controlled by the named individuals.

2 Based upon a total of 842,823 shares of M&F Bancorp, Inc. common stock outstanding as of March 17, 2003. Assumes the exercise of only those stock options included with respect to the designated recipients.

3 Includes 7,200 shares of common stock in which Ms. Becote has the right to acquire beneficial interest within 60 days by the exercise of options granted under the Stock Option Plan.

4 Includes 18,000 shares of common stock in which Mr. Johnson has the right to acquire beneficial interest within 60 days by the exercise of options granted under the Stock Option Plan.

5 Includes 15,600 shares of common stock in which Ms. Small has the right to acquire beneficial interest within 60 days by the exercise of options granted under the Stock Option Plan.

6 Includes 10,161 shares of common stock held in trust and for which Mr. Spaulding serves as trustee and, as such, has certain voting and investment powers over these shares. Includes 14,250 shares of common stock held by Mr. Spaulding’s mother for whom Mr. Spaulding serves as attorney-in-fact for financial matters and, as such, has certain voting and investment powers over these shares.

7 Includes 12 shares held jointly with brother.

8 Includes 50,961 shares of common stock in which individuals within the group have a right to acquire beneficial interest within 60 days by exercise of stock options granted under the Stock Option Plan.

EXECUTIVE OFFICERS

The following table provides information about the executive officers of M&F Bancorp, Inc. and Mechanics & Farmers Bank.

Name	Age	Positions Held During Past Five Years	Has Served M&F Bancorp, Inc. or Mechanics and Farmers Bank Since
Lee Johnson, Jr.	59	President of M&F Bancorp, Inc., President/Chief Operating Officer of Mechanics & Farmers Bank, October 2000 to the present; Vice President of M&F Bancorp, Inc., Executive Vice President/Chief Financial Officer/Financial Group Executive of Mechanics & Farmers Bank, April 1996 to October 2000	1968

Fohliette W. Becote	44	Secretary and Treasurer of M&F Bancorp, Inc., September 1999 to the present, Senior Vice President/Chief Financial Officer, and Corporate Secretary of Mechanics & Farmers Bank, October 2000 to the present; Senior Vice President/ Comptroller and Corporate Secretary of Mechanics and Farmers Bank, January 1997 to October 2000	1983

Isaiah T. Cummings	44	Senior Vice President/Chief Lending Officer/Banking Group Executive of Mechanics & Farmers Bank, April 2002 to the present; Government Lending Specialist/Small Business Lending Officer, Bank of America, September 1997 to April 2002	2002

W. Donald Harrington	40	Senior Vice President/Chief Credit Officer/Credit Group Executive of Mechanics & Farmers Bank, May 1997 to the present; Vice President/Credit Administration, 1994 to April 1997	1994

E. Elaine Small	53	Vice President of M&F Bancorp, Inc. October 2000 to 1972 present, Executive Vice President/Operations Group Executive of Mechanics & Farmers Bank, October 2000 to present; Senior Vice President/ Operations Group Executive of Mechanics & Farmers Bank, April 1994 to October 2000	1972

THE BOARD OF DIRECTORS AND ITS COMMITTEES

How Often Did the Board of Directors of M&F Bancorp, Inc. Meet During 2002?

During the year ended December 31, 2002, the Board of Directors of M&F Bancorp, Inc. held nine meetings. No director of M&F Bancorp, Inc. attended less than 75% of the total meetings of the Board and any committees on which each director served during this period.

How Often Did the Board of Directors of Mechanics & Farmers Bank Meet During 2002?

During the year ended December 31, 2002, the Board of Directors of Mechanics & Farmers Bank held six meetings. Except as noted below, no director of Mechanics & Farmers Bank attended less than 75% of the total meetings of the Board and any committees on which each director served during this period.

What Committees Have Been Established?

The Board of Directors of M&F Bancorp, Inc. has two standing committees, an Audit Committee and a Strategic Issues Committee.

Audit Committee. The Audit Committee, among other responsibilities:

•	Reviews and approves the services of M&F Bancorp, Inc.’s and Mechanics & Farmers Bank’s independent auditors;

•	Reviews the plan, scope and audit results of the internal auditors and the independent auditors;

•	Reviews the reports of bank regulatory authorities; and

•	Reviews the annual and other reports to the Securities and Exchange Commission and the annual report to M&F Bancorp, Inc.’s stockholders.

The Audit Committee consists of directors G.G. Fulbright (chairman of the committee), Willie T. Closs, B.S. Ruffin, J.M. Sansom and M.K. Sloan. There were six meetings of the Audit Committee during the year ended December 31, 2002.

The Board of Directors of Mechanics & Farmers Bank has several standing committees, including the Executive Committee and Compensation and Management Development Committee.

Executive Committee. The Executive Committee of Mechanics & Farmers Bank may act, between meetings of the Board of Directors of Mechanics & Farmers Bank, with all the authority of the full Board of Directors. The members of the Executive Committee are B.S. Ruffin (chairman of the committee), Lee Johnson, Jr., J.M. Sansom, and A.L. Spaulding. The committee met six times during 2002.

Compensation and Management Development Committee. The Compensation and Management Development Committee reviews and recommends compensation arrangements for senior management of M&F Bancorp, Inc. and Mechanics & Farmers Bank. The members of the Compensation and Management Development Committee are directors B.S. Ruffin (chairman of the committee), J.M. Sansom, J. A. Stewart, W.J. Kennedy III (Director Emeritus) and Lem Long, Jr. (Director Emeritus). The Compensation Committee met three times during the year ended December 31, 2002.

How are Directors Compensated?

During 2002, members of the M&F Bancorp, Inc. Board of Directors received an annual retainer fee of $1,800, $450 for each Board meeting attended and $350 for each committee meeting attended, except that non-officer committee chairmen received $450 for each committee meeting attended and the Chairman of the Board received $650 for each meeting attended.

During the year ended December 31, 2002, Mechanics & Farmers Bank’s non-officer directors received an annual retainer of $1,500 and a monthly fee of $450 for each Board meeting attended. Non-officer directors also received $350 for each committee meeting attended, the chairman of each committee received $450 per meeting attended and the Chairman of the Board received $650 for each meeting attended. Directors who are officers or employees of M&F Bancorp, Inc. or its subsidiaries received no additional compensation for service as directors or members of Board committees of Mechanics & Farmers Bank.

How Can a Stockholder Nominate Someone for the Board?

According to M&F Bancorp, Inc.’s Bylaws, any stockholder nomination of candidates for election to the Board of Directors at the 2004 annual meeting must be made in writing to M&F Bancorp, Inc.’s Corporate Secretary not fewer than 30 days nor more than 50 days prior to the date of the meeting at which such nominations will be made; provided, however, if less than 21 days notice of the meeting is given to stockholders, such nominations must be delivered to the Secretary of M&F Bancorp, Inc. not later than the close of business on the seventh day following the day on which the notice of meeting was mailed.

Stockholder nominations must contain the following information if known to the nominating stockholder:

•	The name and address of each proposed nominee;

•	The principal occupation of each proposed nominee;

•	The total number of shares of M&F Bancorp, Inc. common stock that will be voted for each proposed nominee;

•	The name and address of the nominating stockholder; and

•	The number of shares of M&F Bancorp, Inc. common stock owned by the nominating stockholder.

The Board of Directors of M&F Bancorp, Inc. may disregard any nominations that do not comply with these requirements. Upon the instruction of the Board of Directors of M&F Bancorp, Inc., the vote inspector for the annual meeting may disregard all votes cast for a nominee if the nomination does not comply with these requirements.

REPORT OF AUDIT COMMITTEE

The members of the Audit Committee are believed to be independent as that term is defined in Rule 4200(a)(14) of the NASD’s listing standards. On January 28, 2003, the Board of Directors of M&F Bancorp, Inc. adopted a revised written charter for the Audit Committee which is reviewed annually, and amended as needed, by the Committee. A copy of the revised Audit Committee charter is attached as Appendix A.

The Audit Committee has reviewed and discussed the audited financial statements with management of M&F Bancorp, Inc. and has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the Committee has received the written disclosures and the letter from the independent auditor required by Independence Standards Board Standard No. 1, and has discussed with the independent auditor the independent auditor’s independence. Based upon these reviews and discussions, the Committee recommended to the Board of Directors of M&F Bancorp, Inc. that the audited financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002. The Audit Committee also recommended reappointment, subject to stockholder approval, of the independent auditors of M&F Bancorp, Inc. and the Board of Directors concurred in the recommendation.

W. T. Closs G.G. Fulbright B.S. Ruffin	J.M. Sansom M. K. Sloan

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows, for the fiscal years ended December 2002, 2001 and 2000, the cash compensation received by Mechanics & Farmers Bank’s chief executive officer and the Bank’s executive officers whose total annual salary and bonus during 2002 exceeded $100,000, as well as certain other compensation paid or accrued for those years. M&F Bancorp, Inc. does not pay its executive officers any cash compensation. However, the executive officers of M&F Bancorp, Inc. are also executive officers of Mechanics & Farmers Bank and receive compensation from the Bank.

Name and Principal Position	Year	Annual Compensation						Long Term Compensation	All Other Compensation[1,2,3]
Securities Underlying Options/Stock Appreciation Rights (“SARS”) (in shares)
			Salary			Bonus	Other Annual Compensation
Lee Johnson, Jr. President/Chief Executive Officer of M&F Bancorp, Inc. and Mechanics & Farmers Bank	2002 2001 2000	$ $ $	144,316 138,236 107,370	[4]	$ $	28,745 0 7,898	0 0 0	0/0 0/0 18,000/0[5]	$ $ $	64,753 109,983 50,175

E. Elaine Small Vice President of M&F Bancorp, Inc. and Executive Vice President/ Operations Group Executive of Mechanics & Farmers Bank	2002 2001 2000	$ $ $	103,111 100,113 90,107	[4]	$ $	18,638 0 5,771	0 0 0	0/0 0/0 15,600/0[5]	$ $ $	6,652 6,773 6,200

Fohliette W. Becote Secretary/Treasurer of M&F Bancorp, Inc. and Senior Vice President, Chief Financial Officer and Corporate Secretary of Mechanics & Farmers Bank	2002 2001 2000	$ $ $	92,759 88,307 76,338		$ $	16,916 0 4,617	0 0 0	0/0 0/0 9,000/0[5]	$ $ $	5,743 6,670 5,298

[1]	For Mr. Johnson for 2002: represents an employer contribution of $8,721 to the Retirement Plus Plan and Deferred Salary Agreement, $1,032 in life insurance premiums for coverage in excess of $50,000, and $55,000 in expenses incurred under the Mechanics & Farmers Bank Supplemental Executive Retirement Plan; for 2001: represents an employer contribution of $8,763 to the Retirement Plus Plan and Deferred Salary Agreement, $1,032 in life insurance premiums for coverage in excess of $50,000 and $100,188 in expenses incurred under the Mechanics & Farmers Bank supplemental Executive Retirement Plan; and for 2000: represents an employer contribution of $6,850 to the Retirement Plan and Deferred Salary Agreement, $1,032 in life insurance premiums for coverage in excess of $50,000, and $42,293 in expenses incurred under the Mechanics & Farmers Bank Supplemental Executive Retirement Plan.
[2]	For Ms. Small for 2002: represents an employer contribution of $6,213 to the Retirement Plus Plan and Deferred Salary Agreement and $439 in life insurance premiums for coverage in excess of $50,000; for 2001: represents an employer contribution of $6,353 to the Retirement Plus Plan and Deferred Salary Agreement and $420 in life insurance premiums for coverage in excess of $50,000; and for 2000: represents an employer contribution of $5,814 to the Retirement Plus Plan and Deferred Salary Agreement and $387 in life insurance premiums for coverage in excess of $50,000.
[3]	For Ms. Becote for 2002: represents an employer contribution of $5,576 to the Retirement Plus Plan and Deferred Salary Agreement and $167 in life insurance premiums for coverage in excess of $50,000; for 2001: represents an employer contribution of $6,513 to the Retirement Plus Plan and Deferred Salary Agreement and $157 in life insurance premiums for coverage in excess of $50,000; and for 2000: represents an employer contribution of $5,154 to the Retirement Plus Plan and Deferred Salary Agreement and $144 in life insurance premiums for coverage in excess of $50,000.
[4]	The salary amounts listed for each of Mr. Johnson and Ms. Small for the fiscal year 2001 have been corrected. These figures had included the bonus amounts for fiscal year 2000 (which bonuses were earned in 2000, but paid at the beginning of 2001). Those bonus amounts are correctly shown under the “Bonus” column for 2000.
[5]	The options granted in 1999 were repriced as a result of the January 21, 2000 3-for-2 stock split and, therefore, are disclosed as stock option grants made in 2000. Includes 18,000 and 15,600 shares subject to option (adjusted to reflect the January 21, 2000 3-for-2 stock split) granted on December 28, 1999 to Mr. Johnson and Ms. Small, respectively. These options, granted pursuant to the Incentive Stock Option Plan of 1999, entitle the optionees to purchase at any time after vesting and before December 28, 2009, shares of common stock in exchange for an exercise price of $ 15.67 per share, which was the fair market per share value of the common stock on the date of grant (adjusted to reflect the January 21, 2000 3-for-2 stock split). Of the options granted to Mr. Johnson and Ms. Small, 50% of the options vested on December 28, 1999, 20% vested on December 28, 2000, 20% vested on December 28, 2001 and the remaining 10% vested on December 28, 2002. Of the options granted to Ms. Becote, 20% vested on each of December 28, 1999, 2000, 2001 and 2002 and 20% will vest on December 28, 2003. All options become 100% vested upon death, disability, retirement at age 65 or upon a change in control of M&F Bancorp, Inc.

Equity Compensation Plan Information

The following table presents the numbers of shares of Common Stock to be issued upon the exercise of outstanding options; the weighted-average price of the outstanding options and the number of options remaining that may be issued under M & F Bancorp, Inc.’s Incentive Stock Option Plan described below.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	59,200[1]	$15.67	25,800
Equity compensation plans not approved by security holders	0	0	0
Total	59,200	$15.67	25,800

[1]	Of the 59,200 stock options granted under the Incentive Stock Option Plan, 54,240 options have vested or are exercisable within 60 days.

Stock Option Plan

The Incentive Stock Option Plan of 1999 (the “Plan”) which provides for the grant of stock options for the purchase of up to 85,000 shares (adjusted for the January 21, 2000 3-for-2 stock split) of M&F Bancorp, Inc.’s common stock as incentive awards to officers of M&F Bancorp, Inc. and its subsidiaries (the “Key Employees,” including the executive officers, but excluding any director who is not also a full-time employee of M&F Bancorp, Inc. or a subsidiary). The purpose of the Plan generally is to assist the Bank in attracting and retaining key employees and align their interests with those of stockholders, and to encourage and motivate Key Employees to perform at levels that will contribute to both M&F Bancorp, Inc.’s financial performance and to the growth of the market value of M&F Bancorp, Inc.’s common stock, thereby enhancing stockholder value. The Plan expires on December 28, 2009, and no options may be granted thereafter.

Plan Administration. The Plan is administered by the Board of Directors. If a director is eligible as an employee for the grant of an option, that director must recuse himself or herself and not participate in the discussion, nor vote on the award of any option to him or her. The Board of Directors is authorized:

•	to make all determinations regarding the persons to whom and numbers of shares and amounts for which stock options will be granted under the Plan,

•	to specify the terms of all awards or grants under the Plan,

•	to interpret and make all other determinations under the Plan,

•	to prescribe, amend and rescind rules and regulations with respect to the operation of the Plan, and

•	to take other actions relating to and reasonable or advisable in administering the Plan.

Stock Options. An option is a right that may be granted by the Board of Directors to a Key Employee under the Plan to purchase a specified number of shares of common stock during a specified period of time and at an agreed upon purchase price (the “Exercise Price”). Stock Options granted under the Plan are incentive stock options (“ISOs”) pursuant to Section 422 of the Internal Revenue Code of 1986 (the “Code”). The Exercise Price of common stock covered by each option granted will be set by the Board of Directors at the time the option is granted, but may not be less than 100% of the fair market value (as determined by the Board of Directors in such manner as it, in its sole discretion, deems to be reasonable and appropriate) of a share of common stock at the time the option is granted (or 110% of the fair market value in the case of an ISO granted to an optionee who owns more than 10% of the outstanding voting common stock).

Each option will vest and become exercisable as specified by the Board of Directors and, to the extent not previously exercised, will expire and may not be exercised after the earlier of:

(i)	the expiration date set by the Board of Directors at the time of grant (which may be no more than ten years after the date of grant, or five years in the case of an ISO granted to a Key Employee who owns more than 10% of the outstanding voting common stock);

(ii)	90 days after the date of termination of the Key Employee’s employment other than by reason of his or her death, disability, or termination for cause (as defined in the Plan);

(iii)	twelve months following the termination of the Key Employee’s employment as a result of his or her death or disability; or

(iv)	immediate termination if the Key Employee’s employment is terminated for cause or if the Key Employee competes with the Bank (as compete is defined in the Plan).

With respect to ISOs, the aggregate fair market value (determined as of the date of grant) of common stock for which all such options granted to any Key Employee may become exercisable for the first time in any calendar year may not exceed $100,000; and, in connection with any option granted, the Board may impose such other restrictions or conditions as it may deem appropriate.

At the time an option is exercised, the Optionee must make full payment of the aggregate exercise price for shares being purchased. Payment shall be made in cash. Optionees will have no rights as stockholders with respect to any shares covered by options granted to them until those options have been exercised and the exercise price for the shares has been paid.

ISOs granted under the Plan are intended to qualify for favorable income tax treatment. Under the Internal Revenue Code, an optionee is not taxed in the year in which an ISO is exercised, unless the alternative maximum tax rules apply. If an optionee holds common stock purchased upon the exercise of an ISO for a period of at least two years following date of grant and at least one year from the date the ISO is exercised (or dies while owning stock), then, upon disposition of the common stock (or upon death while owning the stock), he or she (or his or her estate, as applicable) will realize capital gain equal to the excess of the sale price of the common stock over the exercise price. M&F Bancorp, Inc. will not be permitted to take a tax deduction at any time in connection with ISOs, unless stock purchased upon exercise is disposed of prior to expiration of the two holding periods. If the optionee exercises the ISO prior to the expiration of the two holding periods, the optionee will realize ordinary income equal to the lesser of:

(i)	the difference between the fair market value of the shares on the date of exercise and the exercise price, or

(ii)	the difference between the exercise price and sales price,

and M&F Bancorp, Inc. is allowed to take a deduction for the same amount.

Adjustments of Rights in Certain Events. In the event of increases, decreases or changes in the outstanding common stock resulting from a merger, consolidation, stock dividend, split-up, combination, exchange of shares, recapitalization, or change in capitalization, the total number of shares authorized under the Plan and subject to options outstanding and the purchase price per share will be proportionately and appropriately adjusted.

Change in Control Transactions. Immediately prior to a change in control, each outstanding option will become immediately vested and may be exercised in full under the terms of the Plan. A “change in control” includes:

•	the acquisition of more than 50% of the stock of M&F Bancorp, Inc.,

•	the sale of all or substantially all of the assets of M&F Bancorp, Inc., and

•	the merger or consolidation of M&F Bancorp, Inc. with another entity at least 50% of the stock of which is owned by the stockholders of M&F Bancorp, Inc.

Amendments. The Board of Directors may, from time to time, amend, suspend, or terminate the Plan. However, no such action will adversely affect any optionee’s rights under any then outstanding option, and the Board shall not:

(i)	increase the maximum number of shares of common stock authorized for the Plan,

(ii)	change the class of employees to other than Key Employees,

(iii)	reduce the basis upon which the minimum option price is determined,

(iv)	extend the period within which the options under the Plan may be granted, or

(b)	provide for an option that is exercisable during a period of more than ten years from the date it is granted.

Tax Withholding. As a condition to the distribution of shares of common stock upon the exercise or vesting of options under the Plan, M&F Bancorp, Inc. may require that the Key Employee pay to M&F Bancorp, Inc., or M&F Bancorp, Inc. may withhold, the amount of any federal or state income or other taxes applicable to income that the optionee is considered to realize from such delivery and that the Board of Directors believes M&F Bancorp, Inc. is required by law to withhold.

Option Grants. On December 28, 1999, the Board of Directors awarded options to purchase 82,200 shares of common stock (adjusted to reflect January 21, 2000 3-for-2 stock split) to nine Key Employees at an exercise price of $15.67 per share (adjusted to reflect January 21, 2000 3-for-2 stock split). Of those options granted on December 28, 1999, 22,800 options have expired unexercised and are again available for grant under the Plan. No options were exercised by Mr. Johnson or Ms. Small during the year ended December 31, 2002. Following is certain information related to the options granted to Mr. Johnson and Ms. Small. No additional options were granted to Mr. Johnson or Ms. Small during the year ended December 31, 2002.

Aggregated Option/SAR Exercises in Last Fiscal Year

and Fiscal Year-End Option/SAR Values

			Number of Securities Underlying Unexercised Options/SARs at Fiscal Year End[1]		Value of Unexercised in-the-Money Options/SARs at Fiscal Year End[2]
Name	Shares Acquired on Exercise (#)	Value Realized $	Exercisable	Unexercisable	Exercisable	Unexercisable
Lee Johnson, Jr.	0	$0	18,000	0	$0	$0
E. Elaine Small	0	$0	15,600	0	$0	$0
Fohliette W. Becote	0	$0	7,200	1,800	$0	$0

1 Numbers are adjusted to reflect the January 21, 2000 3-for-2 stock split.

2 The exercise price is $15.67 (adjusted to reflect the January 21, 2000 3-for-2 stock split). The price paid for the common stock in the last trade known to management to have occurred prior to December 31, 2002 was $13.50, which trade occurred on December 6, 2002.

Employment Agreements

Employment Agreement. Mechanics & Farmers Bank has entered into an employment agreement with Lee Johnson, Jr. The agreement with Mr. Johnson provides for an initial annual base salary of $130,000, which may be increased at the discretion of the Compensation Committee of the Board of Directors of Mechanics & Farmers Bank. In addition to base salary, the agreement provides for Mr. Johnson’s participation in employee benefit plans and other fringe benefits applicable to executives and other employees of Mechanics & Farmers Bank.

The agreement provides for an initial term of three years. However, the term of the agreement will be automatically extended for an additional term of one year on each anniversary date of the agreement unless a non-renewal notice is given by either party to the other prior to the anniversary date of the agreement, so that the remainder of the term of the agreement is never less than two years nor more that three years. In the event Mr. Johnson’s employment is terminated by Mechanics & Farmers Bank at any time for cause or by Mr. Johnson without cause, no termination benefit will be payable. If Mr. Johnson is terminated without cause, Mr. Johnson will continue to receive his then current salary and all other benefits, except qualified retirement plan benefits, for a period of two years from the termination date. In the alternative and at Mr. Johnson’s election, the present value of two years’ salary and bonuses can be paid in a lump sum within 60 days of a termination without cause. If Mr. Johnson is constructively terminated, as defined in the agreement, Mr. Johnson is entitled to receive his then current salary for the remainder of the term of the agreement and any employee benefits in accordance with the terms and provisions of those plans.

The agreement with Mr. Johnson also provides for the payment of a severance benefit to Mr. Johnson in the event his employment is terminated in conjunction with or following a change in control, as defined in the agreement. Under the terms of the agreement, in the event of an unapproved change in control, as defined in the agreement, Mr. Johnson is entitled to receive an amount equal to his base salary and bonuses approved under the agreement times 2.99, payable in even installments over an approximately three-year period following termination, as well as all benefits except qualified retirement plan benefits, or, at the Mr. Johnson’s election, a lump sum payment within 60 days of the termination date equal to the present value of his base salary and bonuses approved under the agreement times 2.99 as well as all benefits except qualified retirement plan benefits. In the event of an approved change in control, as defined in the agreement, upon Mr. Johnson’s declaration of termination at will, as provided in the agreement, or upon the Bank’s termination without cause within two years following the change in control, Mr. Johnson is entitled to the same benefits payable upon termination after an unapproved change in control. In any case, Mr. Johnson is also entitled to receive, in addition to the termination benefit, a cash payment in an amount equal to the amount of any excise tax liability incurred by Mr. Johnson under Section 499 of the Internal Revenue Code of 1986, as amended, as a result of the receipt of the termination benefit.

The agreement also restricts, following termination of employment, the right of Mr. Johnson to compete against Mechanics and Farmers Bank within the counties in which the Bank has offices during the term of the agreement. The restriction applies during any period following termination of employment in which Mr. Johnson is receiving termination payments or is participating in benefit plans. However, the non-compete restriction does not apply if employment is terminated without cause. If Mr. Johnson is terminated for cause, the non-compete period will be twelve months following the termination date.

Retention Bonus Agreement. Mechanics and Farmers Bank has entered into retention bonus agreements with Lee Johnson, Jr., Fohliette W. Becote, Harold Sellars, W. Donald Harrington and E. Elaine Small, effective on April 1, 2000. The agreements with these executives provide for the payment of severance benefits to the executives in the event of a change in control. Under the terms of the agreements, upon a change in control, the executives are entitled to receive an amount equal to their then current base annual salary in a lump sum payment. Additionally, in the event the executives’ employment is terminated without cause following a change in control, the executives are entitled to a lump sum payment equal to 24 months of their then current base annual salary. In both cases, the lump sum payment, if it constitutes a “golden parachute payment” pursuant to the Internal Revenue Code, will be reduced to that amount necessary so that no portion of the lump sum payment will be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code.

For the purposes of the retention bonus agreements, change in control generally includes:

•	the acquisition by any person or group of 50% or more of the outstanding securities of M&F Bancorp, Inc.; or
•	the occurrence of any merger, consolidation, exchange or reorganization to which M&F Bancorp, Inc. is a party and to which M&F Bancorp, Inc. is not the surviving entity.

The agreements also restrict the right of the executives to compete against Mechanics and Farmers Bank within a 60-mile radius of the main office of Mechanics and Farmers Bank for a period of twelve months following the termination of their employment following a change in control, except if their employment is terminated without cause.

Indebtedness of and Transactions with Management

Mechanics and Farmers Bank makes loans to its employees, including its executive officers and directors, in the ordinary course of its business. Mechanics and Farmers Bank has adopted a policy which sets forth the requirements applicable to such loans. These loans are made using the same credit and underwriting standards as are applicable to the general public, and such loans do not involve more than the normal risk of collectability or present other unfavorable features. Pursuant to its employee loan policy loans to directors and employees are made on the same terms, including interest rates and collateral, as those prevailing for comparable transactions with nonaffiliated persons. None of the loans Mechanics & Farmers Bank has made to the directors and executive officers and members of their immediate families since December 31, 2000 exceed $60,000 in the aggregate.

PROPOSAL 1: ELECTION OF DIRECTORS

General

M&F Bancorp, Inc.’s Articles of Incorporation authorize the Board of Directors to fix the exact number of directors from time to time within a range of no fewer than three nor more than nine people. The Board of Directors has fixed the number of directors for the coming year at seven people.

Directors are currently nominated and elected for one year terms. The individuals elected as directors at this annual meeting will hold office until the 2004 annual meeting of stockholders or until their successors are elected and qualified.

Each nominee for director has indicated that he or she is able and willing to serve on the Board of Directors. If any nominee becomes unable to serve, the common stock represented by all properly completed proxies will be voted for the election of a substitute nominee recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any nominee might be unavailable to serve or why a substitute nominee would be required.

Nominees for Election at this Annual Meeting

Information about the nominees for election at the annual meeting is set forth below:

Willie T. Closs, Jr., Director of M&F Bancorp, Inc. Mr. Closs, 47, is a Director and Executive Vice President of N.C. Mutual Life Insurance Company, and has been associated with that insurance company since 1983.

Genevia Gee Fulbright, Director of M&F Bancorp, Inc. since 2000. Director of Mechanics & Farmers Bank from 1994 to 2001. Ms. Fulbright, 40, is Vice President of Fulbright and Fulbright, CPA, PA, and has been associated with the firm since 1987.

Lee Johnson, Jr., Director of M&F Bancorp, Inc. since 2001. Director of Mechanics & Farmers Bank since 1994. Mr. Johnson, 59, is the President and Chief Executive Officer of M&F Bancorp, Inc. and Mechanics & Farmers Bank. He previously served as President/Chief Operating Officer of Mechanics & Farmers Bank, October 2000 to the present; Vice President of M&F Bancorp, Inc., Executive Vice President/Chief Financial Officer/Financial Group Executive of Mechanics & Farmers Bank, September 1999 to September 2000; and Vice President of M&F Bancorp, Inc., Executive Vice President/Chief Financial Officer/Financial Group Executive of Mechanics & Farmers Bank, April 1996 to October 2000.

Benjamin S. Ruffin, Director of M&F Bancorp, Inc. since 1999. Director of Mechanics & Farmers Bank since 1977. Mr. Ruffin, 61, is the President of the Ruffin Group, a management consulting firm located in Winston-Salem, North Carolina. Mr. Ruffin was with R. J. Reynolds Tobacco Co. from 1986 until 1999, most recently in the position of Vice President of Corporate Affairs.

Joseph M. Sansom, Director of M&F Bancorp, Inc. since 1999. Director of Mechanics & Farmers Bank since 1987. Mr. Sansom, 59, is currently Managing Partner, Sansom Associates, LLC. He previously served with the State of North Carolina in the Treasurer’s office as the Assistant to the State Treasurer from 1996 to January 2002. Prior to that time he worked for IBM in various financial positions and retired in 1995 after 30 years of service. Mr. Sansom is the son of Vivian M. Sansom, who owns more than ten percent of M&F Bancorp, Inc.’s outstanding common stock.

Maceo K. Sloan, Director of M&F Bancorp, Inc. since 2000. Director of Mechanics & Farmers Bank from 1980 to 2001. Mr. Sloan, 53, is currently Chairman, President and Chief Executive Officer of Sloan Financial Group, Inc. Mr. Sloan serves as a director of NCM Capital Management Group, Inc. and SCANA Corporation and as a trustee of CREF-College Retirement Equities Fund and TIAA-CREF Mutual Funds, all of which are investment companies subject to the reporting requirements of the Securities Exchange Act of 1934.

Aaron L. Spaulding, Director of M&F Bancorp, Inc. since 1999. Director of Mechanics & Farmers Bank since 1994. Mr. Spaulding, 59, is the Chairman, President and Chief Executive Officer of Prestige Travel, an American Express Travel Services Representative.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THESE SEVEN NOMINEES AS DIRECTORS OF M&F BANCORP, INC. FOR THE COMING YEAR.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The certified public accounting firm of Deloitte & Touche, L.L.P. has been appointed by Audit Committee of the Board of Directors to serve as the independent auditor for M&F Bancorp, Inc. for 2003. A proposal to ratify that appointment is being submitted to the stockholders. Representatives of Deloitte & Touche are expected to attend the annual meeting and will be available to respond to appropriate questions and, if they desire to do so, will have the opportunity to make a statement.

Audit Fees

The aggregate fees (including related out-of-pocket expenses) billed for each of the last two fiscal years for professional services rendered by Deloitte & Touche in connection with (i) the audit of the Bank’s annual financial statements for 2002 and 2001 fiscal years, and (ii) review of financial statements included in the Bank’s Quarterly Report filings on Form 10-QSB for those fiscal years were approximately $76,473 and $63,635, respectively.

Audit-Related Fees

Deloitte & Touche did not provide any assurance or related services that were reasonably related to the performance of the audit or review of the Company’s or the Bank’s financial statements and were not included in “Audit Fees” above for fiscal years 2002 and 2001.

Tax Fees

Deloitte & Touche did not provide any professional services to the Company or the Bank for tax compliance, tax consulting and tax planning during fiscal years 2002 and 2001.

All Other Fees

Deloitte & Touche did not provide any additional products or services to the Company or the Bank during fiscal years 2002 and 2001.

Approval of Audit and Non-Audit Services

Pursuant to the Charter of the Board of Directors’ Audit Committee adopted on January 28, 2003, the Audit Committee is required to pre-approve all audit and permitted non-audit services provided to the Bank by its independent auditor. The Audit Committee may delegate pre-approval authority to one or more designated members of the Audit Committee as it deems appropriate. The decisions of any person acting under authority delegated by the Audit Committee must be presented to the full Audit Committee at its next regularly scheduled meeting.

The following table sets forth for the fiscal years indicated the percentage of auditor fees disclosed under “Audit-Related Fees,” “Tax Fees” and “All Other Fees” above that were pre-approved by the Audit Committee and the type of pre-approval received.

PERCENTAGE (%) OF AUDITOR FEES PRE-APPROVED BY AUDIT COMMITTEE

	Type of Pre-Approval
Type of Auditor Fees	Specific Service or Product Pre-Approved		Service or Product Pre-Approved Pursuant to Audit Committee Policy &Procedure		Waiver of Pre-Approval Applicable, but Approved Prior to Completion of Audit
	2002	2001	2002	2001	2002	2001
Audit-Related Fees	100%	100%	0%	0%	0%	0%
Tax Fees	100%	100%	0%	0%	0%	0%
All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE, L.L.P. AS INDEPENDENT AUDITOR FOR M&F BANCORP, INC. FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers and greater than 10% stockholders to file reports of their ownership and any changes in ownership of M&F Bancorp, Inc. common stock with the Securities and Exchange Commission. These directors, executive officers and greater than 10% stockholders are required by regulation to provide M&F Bancorp, Inc. with a copy of any Section 16(a) reports they file. Based on M&F Bancorp, Inc.’s review of copies of these reports received by it and written representations made to M&F Bancorp, Inc. by these persons, M&F Bancorp, Inc. believes that all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% stockholders were satisfied during the year ended December 31, 2002.

OTHER MATTERS

The Board of Directors knows of no other matters to be considered at the annual meeting. If other matters of which the Company is made aware after February 14, 2003 are properly brought before the annual meeting or any adjournment of the annual meeting, the people appointed in the proxy intend to vote the shares represented by the proxy according to their best judgment, pursuant to the discretionary authority granted by the proxy.

STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

It is presently anticipated that the 2004 annual meeting of stockholders will be held on May 11, 2004. In order for the stockholder proposals to be included in M&F Bancorp, Inc.’s proxy materials for that meeting, proposals must be received by the Corporate Secretary at M&F Bancorp, Inc.’s principal executive office no later than December 13, 2003, and meet all other applicable requirements for inclusion in the proxy statement.

In the alternative, a stockholder may commence his or her own proxy solicitation and present a proposal from the floor of the 2004 annual meeting of stockholders. In order to do so, the stockholder must notify the Corporate Secretary in writing at M&F Bancorp, Inc.’s principal executive office no later than February 26, 2004 of his or her proposal. If the Corporate Secretary is not notified of the stockholder’s proposal by February 26, 2004, the Board of Directors may vote on the proposal pursuant to the discretionary authority granted by the proxies solicited by the Board of Directors for the 2004 annual meeting.

MISCELLANEOUS

M&F Bancorp, Inc.’s annual report to stockholders for the year ended December 31, 2002 has been mailed with this proxy statement to all stockholders of record as of March 17, 2003. Any stockholder who has not received a copy of the annual report may obtain a copy by writing to M&F Bancorp, Inc. The annual report is not to be treated as part of this proxy statement or a solicitation of proxies.

A COPY OF M&F BANCORP, INC.’S FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE PROVIDED TO YOU WITHOUT CHARGE IF YOU ARE A STOCKHOLDER OF M&F BANCORP, INC. ON MARCH 17, 2003. PLEASE MAKE YOUR WRITTEN REQUEST TO FOHLIETTE BECOTE, CORPORATE SECRETARY, M&F BANCORP, INC., 2634 CHAPEL HILL BLVD., DURHAM, NORTH CAROLINA 27707.

WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. IF YOU DO ATTEND THE ANNUAL MEETING, YOU THEN MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THE PROXY MAY BE WITHDRAWN AT ANY TIME PRIOR TO VOTING.

APPENDIX A

M&F BANCORP, INC.

AUDIT COMMITTEE CHARTER

I. Purpose

The Audit Committee is established by the Board of Directors of M&F Bancorp, Inc. (the “Company”) for the primary purpose of assisting the board in overseeing:

•	the integrity of the Company’s financial statements,

•	the Company’s compliance with legal and regulatory requirements,

•	the independent auditor’s qualifications and independence,

•	the performance of the Company’s internal audit function and independent auditor, and

•	the Company’s system of disclosure controls and system of internal controls regarding finance, accounting, legal compliance, and ethics that management and the Board have established.

Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures, and practices at all levels. The Audit Committee should also provide an open avenue of communication among the independent auditors, financial and senior management, the internal audit function, and the Board of Directors.

The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting, or other advisors as deemed appropriate to perform its duties and responsibilities.

The Company shall provide appropriate funding, as determined by the Audit Committee, for compensation to the independent auditor and to any advisers that the audit committee chooses to engage. The activities of the Audit Committee will not be subject to interference by financial or senior management.

The Audit Committee will primarily fulfill its responsibilities by carrying out the activities enumerated in Section III of this Charter. The Audit Committee will report regularly to the Board of Directors regarding the execution of its duties and responsibilities.

II. Composition and Meetings

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices and be able to read and understand fundamental financial statements (or be able to do so within a reasonable period of time after their appointment). In addition, at least one member of the Committee will have accounting or related financial management expertise and, to the extent practicable, be a “financial expert” (as that term is defined by the Securities and Exchange Commission (“SEC”)) as determined by the Board.

The members of the Committee shall be appointed and may be replaced by the Board. Unless the Board elects a Chair, the members of the Committee may designate a Chair by majority vote of the full Committee.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. Each regularly scheduled meeting shall conclude with an executive session of the Committee absent members of management and on such terms and conditions as the Committee may elect. As part of its job to foster open communication, the Committee should meet periodically with management, the internal audit manager and the independent auditors, in separate executive sessions as necessary, to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee, or one or more designated members, should meet quarterly with the independent auditors and management to discuss the annual audited financial statements and quarterly financial statements, including the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

III.	Responsibilities and Duties

Documents/Reports/Accounting Information Review

1.	Review the Audit Committee Charter annually and recommend to the Board of Directors any necessary amendments as conditions dictate.

2.	Review and discuss with management the Company’s annual financial statements, quarterly financial statements, and all internal control reports. Review other relevant reports or financial information submitted by the Company to any governmental body, or the public, including management certifications as required by the Sarbanes-Oxley Act of 2002.

3.	Recommend to the Board whether the audited financial statements should be included in the Company’s Annual Report on Form 10-KSB. Review with financial management and the independent auditors all Quarterly Reports on Form 10-QSB prior to filing, including the results of the independent auditors’ reviews of the quarterly financial statements.

4.	Review earnings press releases with management, including review of “pro-forma” or “adjusted” non-GAAP information.

5.	Discuss with management financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be on general terms (i.e., discussion of the types of information to be disclosed and the type of presentation to be made).

6.	Review the regular internal reports to management prepared by the internal audit department and management’s response.

Independent Auditors

7.	Appoint (subject to shareholder ratification), compensate, and oversee the work performed by the independent auditor for the purpose of preparing or issuing an audit report or related work. Review the performance of the independent auditors and replace the independent auditors if circumstances warrant. The independent auditors shall report directly to the Audit Committee and the Audit Committee shall oversee the resolution of disagreements between management and the independent auditors in the event they arise. Consider whether the auditor’s performance of permissible non audit services is compatible with the auditor’s independence.

8.	Review with the independent auditor any audit problems or difficulties and management’s response; review the independent auditor’s attestation and report on management’s internal control report; and have timely discussions with the independent auditors on the following:

•	all critical accounting policies and practices;

•	all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

•	other material written communications between the independent auditor and management including, but not limited to, the management letter and schedule of unadjusted differences; and

•	an analysis of the auditor’s judgment as to the quality of the Company’s accounting principles, setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements.

9.	At least annually, obtain and review a report by the independent auditor describing:

•	the auditor’s internal quality control procedures;

•	any material issues raised by the most recent internal quality-control review, peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

•	all relationships between the independent auditor and the Company.

10.	Review and pre-approve both audit and non audit services to be provided by the independent auditor. This duty may be delegated to one or more designated members of the audit committee with any such pre-approval reported to the audit committee at its next regularly scheduled meeting. Approval of non audit services shall be disclosed to investors in periodic reports required by Section 13(a) of the Securities Exchange Act of 1934.

Financial Reporting Processes and Accounting Policies

11.	In consultation with the independent auditors and the internal auditors, review the integrity of the organization’s financial reporting processes, and the internal control structure.

12.	Review with management major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies.

13.	Review analyses prepared by management and the independent auditor as noted in item 8 above setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

14.	Review with management the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

15.	Establish and maintain procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting, or auditing matters.

16.	Establish and maintain procedures for the confidential, anonymous submission by Company employees of concerns or complaints regarding questionable accounting or auditing matters.

Internal Audit

17.	Review and advise on the selection and removal of the internal audit manager.

18.	Review activities, organizational structure, and qualifications of the internal audit function.

19.	Annually, review and recommend changes, if any, to the internal audit charter.

20.	Periodically review with the internal audit manager any significant difficulties, disagreements with management, or scope restrictions encountered in the course of the internal audit function’s work.

Risk Management

21.	Establish, review and update periodically a Code of Business Conduct and Ethics and ensure that management has established a system to enforce this Code. Ensure that the Code complies with all applicable rules and regulations.

22.	Review management’s monitoring of the Company’s compliance with the organization’s Ethics Code, and ensure that management has the proper review system in place to ensure that the Company’s financial statements, reports and other financial information disseminated to governmental organizations, and the public to satisfy legal requirements.

23.	Review, with the Company’s counsel, legal compliance matters including corporate securities trading policies.

24.	Review, with the organization’s counsel, any legal matter that could have significant impact on the Company’s financial statements.

25.	Discuss policies with respect to risk assessment and risk management. Such discussions should include the Company’s major financial and accounting risk exposures and the steps management has undertaken to control them.

Other Responsibilities

26.	Review with the independent auditors, the internal audit department, and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee (if any), have been addressed or implemented.

27.	Prepare the report that the SEC requires be included in the Company’s annual proxy statement.

28.	Annually, perform a self-assessment relative to the Audit Committee’s purpose, duties, and responsibilities outlined herein.

29.	Perform any other activities consistent with this Charter, the Company’s by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

☒ Please mark your votes as in this example.

1. Elect seven (7) persons to serve on the Board of Directors of M&F Bancorp, Inc. until the annual meeting of stockholders in 2004.

Nominees: Lee Johnson, Jr., Benjamin S. Ruffin, Aaron L. Spaulding, Joseph M. Sansom, Genevia Gee Fulbright, Maceo K. Sloan, Willie T. Closs, Jr.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark “For all Nominees Except” and write that person’s name below.)

For all Nominees ☐	Withhold Authority to Vote ☐	For all Nominees Except ☐

2. Ratify the appointment of Deloitte & Touche, L.L.P. as the independent auditor for M&F Bancorp, Inc. for the fiscal year ending December 31, 2003.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3. Consider any other business that may properly be brought before the meeting or any adjournment of the annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

SIGNATURE DATE

SIGNATURE DATE

If acting Attorney, Executor, Trustee or other representative capacity, please sign name and title.

é                Fold and Detach Here                é

Return in the Envelop Enclosed

Please date, sign and mail your

proxy card back as soon as possible!

Annual Meeting of Stockholders

M&F Bancorp, Inc.

May 13, 2003

Note: Your signature should correspond with your name as it appears hereon. Joint owners should each sign. When signing for a corporation or partnership or an agent, attorney, executor, administrator, trustee or guardian, please set forth full title as it appears hereon. Stockholders of record at the close of business on March 17, 2003 are entitled to vote at the annual meeting.

M&F Bancorp, Inc.

2634 Chapel Hill Boulevard

P. O. Box 1932 (27702)

Durham, NC 27707

(919) 683-1521

This Proxy is solicited by the Board of Directors in connection with the Annual Meeting of the stockholders of M&F BANCORP, INC. (the “Company”). The undersigned hereby appoints Lee Johnson, Jr., Joseph M. Sansom, Julia W. Taylor, and Walter S. Tucker or any of them, as Proxies of the undersigned, with full power of substitution to vote, as designated on the reverse side of this proxy, the number of shares of common stock of the Company held of record by the undersigned on March 17, 2003 on the proposals set forth on the reverse and described in the accompanying proxy statement at the Annual Meeting of Stockholders of the Company to be held on Tuesday, May 13, 2003, at 10:00 a.m. at the M&F Corporate Center, 2634 Chapel Hill Boulevard, Durham, NC.

This Proxy will be voted as directed. If you execute and return this Proxy but do not specify otherwise, this Proxy will be voted FOR all the nominees and FOR the proposals listed on the reverse, and, in the Proxies’ discretion, on any other matter that may properly come before the meeting. This Proxy is revocable prior to its exercise.

(CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)